                                                                                                July 30, 2010

DREYFUS INVESTMENT FUNDS

-DREYFUS/THE BOSTON COMPANY INTERNATIONAL

CORE EQUITY FUND

Supplement to Prospectus

dated February 1, 2010

            The Board of Trustees of Dreyfus Investment Funds has approved, subject to shareholder approval, a Plan of Liquidation (the “Plan”) with respect to Dreyfus/The Boston Company International Core Equity Fund (the “Fund”).  The Plan provides for the liquidation of the Fund, the pro rata distribution of the assets of the Fund to its shareholders and the closing of Fund shareholder accounts (the “Liquidation”).

            It is currently contemplated that holders of shares of the Fund as of September 1, 2010 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about November 17, 2010.  If the Plan is approved, the Liquidation of the Fund will occur on or about January 25, 2011 (the “Liquidation Date”).

            In anticipation of the Liquidation, effective on or about September 1, 2010, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before September 1, 2010, and investments made pursuant to the Fund’s automatic investment plans will continue, until the Liquidation.

            At this time, the Fund’s redemption fee remains in effect.  Contingent upon Fund shareholders approving the Plan, and subject to further notification from the Fund, the Fund’s redemption fee will be waived on redemptions or exchanges of Fund shares.

            Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DWWD or DLA by calling

1-800-645-6561.

            A Proxy Statement with respect to the proposed Liquidation will be mailed prior to the meeting to shareholders of the Fund as of the Record Date.  The Proxy Statement will describe the proposed Liquidation and other matters.